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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 7, 2000



                              THINKING TOOLS, INC.
                (Exact name of registrant as specified in charter



          DELAWARE                   000-21295                  77-0436410
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)          Identification Number)

                 200 Park Avenue, Suite 3900, New York, NY   10166
                 (Address of principal executive offices)  (Zip Code)

       Registrant's telephone number, including area code: (212) 808-7474

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Effective as of March 7, 2000, Thinking Tools, Inc., a Delaware corporation ("TTI"), through a subsidiary acquired all the assets and certain liabilities of Tritium Network, Inc., a Delaware corporation ("Tritium"), in exchange for shares of a new series of TTI preferred stock (the "Acquisition"). In consideration for the assets purchased, TTI issued to Tritium 1,148,798.5 shares of Series A Convertible Preferred Stock ("Series A Preferred"). Each share of Series A Preferred is convertible into 10 shares of TTI Common Stock, so that the shares of Series A Preferred issued to Tritium are convertible into an aggregate of 11,487,985 shares of TTI Common Stock. Upon conversion of the shares of Series A Preferred, Tritium will beneficially own approximately 53.4% of the shares of TTI Common Stock outstanding following the Acquisition. Of the 11,487,985 shares into which the Series A Preferred is convertible, Michael W. Lee, Tritium's principal stockholder, will beneficially own 6,785,952 shares of TTI Common Stock or approximately 31.5% of the shares outstanding. For a brief description of the assets purchased, see Item 2 below.

         As of December 31, 1999, Thinking Technologies, Inc. ("Technologies"), together with Fred Knoll, its General Partner and the Chairman of the Board of TTI, beneficially owned an aggregate of 4,897,434 shares or an aggregate of approximately 58.6 % of the shares outstanding (including 624,492 shares issuable upon the exercise of warrants held by Technologies). After the conversion of the Series A Preferred, Technologies and Mr. Knoll will beneficially own an aggregate of 5,647,234 shares of TTI Common Stock or approximately 24.7% of the shares of TTI Common Stock outstanding following the Acquisition (including 624,492 shares issuable upon the exercise of warrants held by Technologies and 749,800 shares issuable upon the exercise of options and warrants held by Mr. Knoll).

         In connection with the Acquisition, TTI also issued a new Series B Convertible Preferred Stock ("Series B Preferred"), all 200 shares of which are held by Mr. Knoll. The rights and privileges of the Series B Preferred include the exclusive right to elect seven directors to the TTI Board of Directors during the period ending March 7, 2002, and to elect five directors to the Board or such number as will constitute a majority of the Board during the period from March 8, 2002 through March 7, 2005.

         Contemporaneously with the Acquisition and as a condition to TTI entering into the asset purchase agreement (described in Item 2 hereof), Tritium and its named stockholders entered into a Voting Agreement. The Voting Agreement, dated March 7, 2000, was entered into by and among TTI, Technologies, Mr. Knoll, Tritium and the stockholders named on the signature page thereof, including Michael W. Lee, Tritium's principal stockholder. Among other things, the Voting Agreement provides that for a period ending not later than December 31, 2002, Tritium, Technologies and each named stockholder agree to vote the shares of TTI voting stock owned by them, and Mr. Knoll agrees to vote the shares of Series B Preferred owned by him, as follows:

o  to fix and maintain the number of directors on the TTI Board at nine;




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o  to elect to the Board five directors designated by the holders of the Series
   B Preferred; and

o to elect to the Board two directors designated by Michael W. Lee on behalf of Tritium or the stockholders.

The remaining two directors will be outside directors elected by the stockholders. A copy of the Voting Agreement is filed herewith as Exhibit (2)(a) to this Report and incorporated by reference herein.



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         TTI, through its wholly-owned subsidiary StartFree.com, Inc., a Delaware corporation ("Purchaser"), acquired the assets of Tritium pursuant to an Asset Purchase Agreement and Plan of Reorganization dated as of March 7, 2000 (the "Agreement") by and among TTI, Purchaser, Tritium and Michael W. Lee, principal stockholder of Tritium. A copy of the Agreement is filed as Exhibit
(2)(b) to this Report and incorporated by reference herein.

         In consideration for the assets purchased, (a) TTI issued and delivered to Tritium an aggregate of 1,148,798.5 shares of TTI's Series A Preferred of which (i) 979,140.5 shares were delivered to Tritium at closing and (ii) 169,658 shares were delivered into escrow to secure certain indemnification obligations under the Agreement; and (b) Purchaser assumed certain specified liabilities of Tritium. At a meeting on February 29, 2000, TTI's Board of Directors determined and approved the consideration to be paid for the assets. In connection with the transaction, TTI also issued warrants to purchase 3,549,800 shares of TTI Common Stock in part for services rendered to consummate the transaction; in addition, TTI has agreed to issue warrants to purchase up to 1,262,275 shares of TTI Common Stock in conjunction with a representation relationship. TTI granted registration rights with respect to certain of the shares of TTI Common Stock underlying the Series A Preferred issued in connection with the Acquisition. A copy of the Certificate setting forth the Designations, Powers, Preferences and Rights of the Series A Preferred of TTI is filed as Exhibit (4)(a) to this Report and incorporated herein by reference. A copy of the Certificate setting forth the Designations, Powers, Preferences and Rights of the Series B Preferred of TTI is filed as Exhibit (4) (b) to this Report and incorporated herein by reference.

         Tritium is an Internet software and service provider which has a representation relationship with AdSmart for Tritium's advertising inventory on its free ISP service -- StartFree.com. As conducted at the time of the Acquisition, Tritium's business also included the provision of e-mail service and the conduct of on-line surveys.

         A copy of the press release announcing the transaction is filed herewith as Exhibit (99) to this Report and incorporated herein by reference.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

(b) Pro forma financial information.

         It is impracticable to provide the required financial statements for Tritium Network, Inc. and pro forma financial information for the Registrant and its subsidiaries at this time. The required financial statements and pro forma financial information will be filed by amendment as soon as practicable under cover of Form 8 not later than 60 days after the date on which this initial report on Form 8-K must be filed.

(c) Exhibits.

    (2)(a) Voting Agreement dated as of March 7, 2000 by and among Thinking Tools, Inc., Thinking Technologies, L.P., Fred Knoll, Tritium Network, Inc. and the stockholders of Tritium whose names appear on the signature pages of the agreement

    (2)(b) Asset Purchase Agreement and Plan of Reorganization dated as of March 7, 2000 by and among Thinking Tools, Inc., StartFree.com, Inc., Tritium Network, Inc. and Michael W. Lee

    (4)(a) Certificate of the Designations, Powers, Preferences and Rights of the Series A Convertible Preferred Stock of Thinking Tools, Inc.

    (4)(b) Certificate of the Designations, Powers, Preferences and Rights of the Series B Convertible Preferred Stock of Thinking Tools, Inc.

    (99) Press Release dated March 9, 2000 entitled "Thinking Tools Announces Acquisition - Unveils New Strategy to Establish Itself As an Internet Holding and Incubating Company."




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     THINKING TOOLS, INC.


                                                     By: /s/ Moshe Zarmi
                                                        ------------------------
                                                         Name: Moshe Zarmi
                                                         Title: President

Dated: March 21, 2000


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EXHIBIT INDEX



EXHIBIT NUMBER

    (2)(a) Voting Agreement dated as of March 7, 2000 by and among Thinking Tools, Inc., Thinking Technologies, L.P., Fred Knoll, Tritium Network, Inc. and the stockholders of Tritium whose names appear on the signature pages of the agreement

    (2)(b) Asset Purchase Agreement and Plan of Reorganization dated as of March 7, 2000 by and among Thinking Tools, Inc., StartFree.com, Inc., Tritium Network, Inc. and Michael W. Lee

    (4)(a) Certificate of the Designations, Powers, Preferences and Rights of the Series A Convertible Preferred Stock of Thinking Tools, Inc.

    (4)(b) Certificate of the Designations, Powers, Preferences and Rights of the Series B Convertible Preferred Stock of Thinking Tools, Inc.

    (99) Press Release dated March 9, 2000 entitled "Thinking Tools Announces Acquisition - Unveils New Strategy to Establish Itself As an Internet Holding and Incubating Company."



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